UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2017

First Busey Corporation

(Exact name of registrant as specified in charter)

Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)

(217) 365-4544

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 2, 2017, First Busey Corporation, a Nevada corporation (“First Busey”), completed its previously announced merger (the “Merger”) with First Community Financial Partners, Inc., an Illinois corporation (“First Community”), pursuant to an Agreement and Plan of Merger, dated February 6, 2017, by and between First Busey and First Community (the “Merger Agreement”).  Under the terms of the Merger Agreement, First Community was merged into First Busey with First Busey remaining as the surviving entity.  On July 3, 2017, First Busey filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on July 3, 2017 to include the information required by Item 9.01(a) and (b).

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of First Community as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, 2015 and 2014, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Form 10-K are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of First Community as of March 31, 2017 and for the three months ended March 31, 2017 and 2016, as well as the accompanying notes thereto, filed on Form 10-Q are filed as Exhibit 99.2 and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of First Busey as of March 31, 2017 and the unaudited pro forma condensed combined income statements of First Busey for the year ended December 31, 2016 and for the three months ended March 31, 2017, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)                                 Exhibits.

23.1	Consent of CliftonLarsonAllen LLP

99.1

Audited consolidated financial statements of First Community Financial Partners, Inc. as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, 2015 and 2014, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by First Community on March 8, 2017 and amended on April 13, 2017 (File No. 001-37505))

99.2

Unaudited consolidated financial statements of First Community as of March 31, 2017 and for the three months ended March 31, 2017 and 2016, as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by First Community on May 9, 2017 (File No. 001-37505))

99.3

Unaudited pro forma condensed combined balance sheet of First Busey as of March 31, 2017 and the unaudited pro forma condensed combined income statements of First Busey for the year ended December 31, 2016 and for the three months ended March 31, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2017	FIRST BUSEY CORPORATION

	By:	/s/ Robin N. Elliott
	Name:	Robin N. Elliott
	Title:	Chief Operating Officer and Chief Financial Officer